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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                         ------------------------------

                                  FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                            MEEMIC Holdings, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                MICHIGAN                                        38-3436541
----------------------------------------                  ---------------------
(State of incorporation or organization)                     (I.R.S. employer
                                                          identification number)


691 North Squirrel Road, Suite 200, Auburn Hills, MI             48326
----------------------------------------------------           ----------
     (Address of principal executive offices)                  (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


      Title of each class                         Name of each exchange on which
      to be so registered                         each class is to be registered
---------------------------                       ------------------------------
Common Stock (no par value)                       NASDAQ National Market


Securities to be registered pursuant to Section 12(g) of the Act:

None.
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                                                             Page 2 of 2 pages


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Registrant's Common Stock, set forth under the caption "Description of Securities" in the Registrant's Registration Statement on Form S-1 (No. 333-66671) (the "Registration Statement"), is incorporated herein by reference.


ITEM 2. EXHIBITS.

None.




                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: November 6, 1998           MEEMIC HOLDINGS, INC.


                                 By: /s/ R. Kevin Clinton
                                     -------------------------------------
                                     R. Kevin Clinton
                                     Its: President and Chief Executive Officer